UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 19, 2016

DS HEALTHCARE GROUP, INC.

(Exact name of registrant as specified in its charter)

______________

Florida	001-35763	20-8380461
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Green Road, Pompano Beach, Florida 33064

(Address of Principal Executive Office) (Zip Code)

(888) 404-7770

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

———————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

DS Healthcare Group, Inc. (the “Company”) received a letter dated August 18, 2016 (the “16.1 Letter”) from its former independent public accounting firm, MaloneBailey LLP (“MaloneBailey”) addressed to the Securities and Exchange Commission (the “Commission”) subsequent to MaloneBailey’s termination announced in the Company’s Current Report on Form 8-k filed with the Commission on August 16, 2016.  The 16.1 Letter is attached as an Exhibit hereto.

The Company believes that many of MaloneBailey’s actions during the period it was engaged by the Company as its independent auditor, including the issuance of the 16.1 Letter, were contradicted by representations made by MaloneBailey to the Company.

As stated in the August 16, 2016 Form 8-K, the Company has authorized MaloneBailey to fully respond to the inquiries of BF Borgers CPA PC (“BF Borgers”), the successor independent registered public accounting firm, concerning these matters. The Registrant provided MaloneBailey with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that MaloneBailey furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not MaloneBailey agrees with the statements related to them made by the Registrant in this Report.

During the two most recent fiscal years ended December 31, 2015 and through the subsequent interim period prior to the Company’s appointment of BF Borgers, the Company did not consult with BF Borgers on either (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that may be rendered on the Company’s financial statements; or (3) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in item 304(a)(1)(v) of Regulation S-K.  In addition, BF Borgers did not provide any written or oral advice to the Company that BF Borgers concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.  In the Company’s engagement agreement with BF Borgers it was agreed that BF Borgers would follow strict PCAOB rules in order to file the Company’s audit financial statements in a timely manner and to work closely with management and the Board of Directors to address any issues that may arise.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from MaloneBailey to the Securities and Exchange Commission dated August 18, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DS HEALTHCARE GROUP, INC.

Date: August 24, 2016	By:	/s/ Daniel Khesin
Daniel Khesin
President